UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): December 4, 2008

APPLE REIT NINE, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-147414	26-1379210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Nine, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated December 4, 2008 and filed (by the required date) on December 5, 2008 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Durham, North Carolina - Homewood Suites

(Audited)

(Unudited)

(b)	Pro forma financial information.

The below pro forma financial information pertains to the hotel referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

Apple REIT Nine, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2008	15
Notes to Pro Forma Condensed Consolidated Balance Sheet	17
Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2007 and the Nine Months ended September 30, 2008	18
Notes to Pro Forma Condensed Consolidated Statements of Operations	21

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

None.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

Apple Nine Hospitality, Inc.

Richmond, Virginia

We have audited the accompanying balance sheets of the Durham, North Carolina—Hilton Homewood Suites Hotel (the Hotel), as of December 31, 2007 and 2006, and the related statements of operations, members’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the management of the Hotel. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Hotel as of December 31, 2007 and 2006, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

/s/ L.P. Martin & Company, P.C.

December 3, 2008

DURHAM, NORTH CAROLINA—HILTON HOMEWOOD SUITES HOTEL

BALANCE SHEETS

DECEMBER 31, 2007 AND 2006

	2007	2006
ASSETS
INVESTMENT IN HOTEL PROPERTY:
Land	$1,155,800	$1,155,800
Building and Improvements	7,244,283	7,244,283
Furnishings and Equipment	4,097,437	3,940,031

TOTAL	12,497,520	12,340,114
Less: Accumulated Depreciation	(5,048,692)	(4,663,986)

NET INVESTMENT IN HOTEL PROPERTY	7,448,828	7,676,128

Cash and Cash Equivalents	365,334	590,862
Accounts Receivable—Trade	44,099	42,685
Prepaids, Supplies and Other	251,028	146,448
Affiliate Advances	270,603	212,403
Franchise Fees, Net	23,496	25,885
Loan Costs, Net	91,123	94,733

	1,045,683	1,113,016

TOTAL ASSETS	$8,494,511	$8,789,144

LIABILITIES AND MEMBERS’ DEFICIT

LIABILITIES:
Mortgage Payable	$11,799,576	$11,983,988
Accounts Payable	9,301	7,987
Accrued Expenses	97,431	79,865

TOTAL LIABILITIES	11,906,308	12,071,840
MEMBERS’ DEFICIT	(3,411,797)	(3,282,696)

TOTAL LIABILITIES AND MEMBERS’ DEFICIT	$8,494,511	$8,789,144

The accompanying notes are an integral part of these financial statements.

DURHAM, NORTH CAROLINA—HILTON HOMEWOOD SUITES HOTEL

STATEMENTS OF MEMBERS’ DEFICIT

YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
Balance, Beginning of Year	$(3,282,696)	$(1,034,398)
Net Income	605,708	238,626
Member Distributions	(734,809)	(2,486,924)

Balance, End of Year	$(3,411,797)	$(3,282,696)

The accompanying notes are an integral part of these financial statements.

DURHAM, NORTH CAROLINA—HILTON HOMEWOOD SUITES HOTEL

STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
REVENUES:
Rooms	$3,931,387	$3,628,317
Other Operating Departments	147,152	189,030
Other Income	16,628	15,548

TOTAL REVENUES	4,095,167	3,832,895

EXPENSES:
Rooms	715,962	725,161
Other Operating Departments	94,975	102,071
General and Administrative	362,203	377,858
Sales and Marketing	405,133	370,538
Property Operations and Energy	265,167	265,460
Property Taxes and Insurance	115,189	98,262
Interest Expense	823,240	764,973
Depreciation and Amortization	390,705	601,709
Management and Royalty Fees	316,885	288,237

TOTAL EXPENSES	3,489,459	3,594,269

NET INCOME	$605,708	$238,626

The accompanying notes are an integral part of these financial statements.

DURHAM, NORTH CAROLINA—HILTON HOMEWOOD SUITES HOTEL

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
CASH FLOWS FROM (TO) OPERATING ACTIVITIES:
Net Income	$605,708	$238,626
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation	384,706	349,698
Amortization	5,999	252,011
Change in:
Accounts Receivable—Trade	(1,414)	(20,451)
Prepaids, Supplies and Other	(4,580)	(25,152)
Accounts Payable	1,314	(55,724)
Accrued Expenses	17,566	13,828

NET CASH FLOWS FROM OPERATING ACTIVITIES	1,009,299	752,836

CASH FLOWS TO INVESTING ACTIVITIES:
Purchase of Hotel Property	(157,406)	(550,176)
Land Purchase Deposits	(100,000)	—
Affiliate Advances	(58,200)	(412,403)

NET CASH FLOWS TO INVESTING ACTIVITIES	(315,606)	(962,579)

CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
Mortgage Loan Proceeds	—	12,000,000
Mortgage Loan Curtailments	(184,412)	(8,946,151)
Mortgage Loan Costs	—	(95,636)
Member Distributions	(734,809)	(2,486,924)

NET CASH FLOWS FROM (TO) FINANCING ACTIVITIES	(919,221)	471,289

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(225,528)	261,546
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	590,862	329,316

CASH AND CASH EQUIVALENTS, END OF YEAR	$365,334	$590,862

SUPPLEMENTAL DISCLOSURES:
Interest Paid	$821,060	$748,278

The accompanying notes are an integral part of these financial statements.

DURHAM, NORTH CAROLINA—HILTON HOMEWOOD SUITES HOTEL

NOTES TO THE FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 1—ORGANIZATION AND BASIS OF PRESENTATION

The accompanying financial statements present the financial information of the 122 room Hilton Homewood Suites Hotel located at 4603 Central Park Drive in Durham, North Carolina (the Hotel) as of December 31, 2007 and 2006 and for the years then ended. The Hotel opened for business in 1998. The Hotel was developed by Ralham, LLC, a North Carolina limited liability company and has been owned by the limited liability company from inception.

Hilton Homewood Suites Hotels specialize in providing extended stay lodging for business or leisure travelers. Economic conditions in the Hotel locality will impact the Hotel’s future revenues and the ability to collect accounts receivable.

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Cash and Cash Equivalents—Cash and cash equivalents includes cash on hand and demand deposits in banks.

Concentrations—Cash maintained at major financial institutions may at times during the year be in excess of the FDIC-insured limit. At December 31, 2007, cash deposits exceeded FDIC insurance limits by $187,213.

Accounts Receivable—Accounts receivable is comprised primarily of trade and credit card receivables due from Hotel guests. Accounts outstanding greater than 90 days are reviewed by management and any amounts deemed uncollectible are written off. The accounts receivable balances are considered to be fully collectable, and accordingly, allowances for doubtful accounts have not been recorded. It is possible that certain balances will become uncollectible.

Investment in Hotel Property—Land, building and improvements and furnishings and equipment are stated at the Owners’ cost. Costs of normal repairs and maintenance are charged to expense as incurred. Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are removed from the respective accounts, and the resulting gain or loss, if any, is included in income.

The respective classes of Hotel Property are depreciated using the straight-line method over the following lives:

Building and Improvements	7 to 40 Years
Furnishings and Equipment	5 to 7 Years

Asset Impairment—Long-lived assets are evaluated for impairment based on undiscounted future cash flows, and, if impaired, are carried at fair value. Assets to be disposed of are reported at the lower of carrying value or fair value less cost to sell. No impairment losses have been recorded to date.

Intangible Assets—Loan costs are amortized straight-line over the term of the mortgage loan. Franchise fees are amortized straight-line over the term of the franchise agreement. Amortization expense is estimated to be $5,999 in each of the next five years.

Revenue Recognition—Room and other operating revenues represent revenue derived from rental of rooms and other associated customer fees. Revenue is recognized as room stays occur and other services are provided.

Advertising—Advertising costs are expensed in the period incurred.

Income Taxes—The Hotel property was owned by a limited liability company throughout the financial statement periods. Income and losses of a limited liability company are passed through to the members and taxed on their individual income tax returns. Accordingly, these financial statements do not reflect an income tax provision.

NOTE 3—RELATED PARTY TRANSACTIONS

In October 1996, the Owner entered into a franchise agreement to operate as a Homewood Suites Hotel. The agreement, which required an initial franchise fee of $45,000, extends through October 24, 2017. The franchise fee is being amortized straight-line over the term of the agreement.

The statement of operations includes the following expenses paid to Hilton Hotels Corporation or affiliated entities:

	Expense Recorded
Fee Type	2007	2006
Hilton Honors/Guest Relations	$76,493	$60,431
Travel Agent	62,715	57,393
Marketing	157,098	143,860
Royalty	159,621	143,676

The Hotel is managed by an affiliate of the managing member of the Hotel Owner. Management fees totaled $157,264 and $144,561 in 2007 and 2006, respectively.

The December 31, 2007 and 2006 balances in affiliate advances are comprised of non-interest bearing advances to members and affiliated entities. During 2006, members of the Owner advanced funds to the Owner to fund Hotel furnishings and equipment acquisitions. 2006 interest payments by the Hotel Owner on the members’ personal credit line totaling $40,148 have been expensed in the 2006 statement of operations.

NOTE 4—MORTGAGE AND NOTE PAYABLE

The Hotel property is encumbered by a mortgage loan payable to General Electric Capital Corporation in the amounts of $11,799,576 and $11,983,988 at December 31, 2007 and 2006, respectively. The loan dated September 28, 2006, bears interest at LIBOR plus 1.52%, 6.745% at December 31, 2007. The loan is payable in 300 monthly installments of principal and interest with the final installment due October 1, 2031. Below is a schedule of future required principal curtailments.

Year Ended December 31,
2008	$200,956
2009	215,366
2010	230,809
2011	247,360
2012	265,097
Thereafter	10,639,988

TOTAL	$11,799,576

The Owner also has an unsecured business line of credit with Wachovia Bank, National Association in the amount of $75,000. The loan, which is due on demand, had no outstanding balance at December 31, 2007 or 2006. Outstanding advances bear interest at PRIME plus 2.5%.

NOTE 5—COMMITMENTS AND CONTINGENCIES

The Owner has entered into two six year agreements to lease satellite television equipment and license satellite programming to each of the Hotel rooms. The agreements, which run through 2012, require monthly installments of $1,323. Rent expense totaled $15,876 in 2007. For financial statement purposes, these agreements have been classified as operating leases. Below is a schedule of future required lease payments for the next five years.

Year Ended December 31,
2008	$15,881
2009	15,881
2010	15,881
2011	15,881
2012	14,368

On October 10, 2008, the Owner of the Hotel property entered into a contract to sell the Hotel property to an affiliate of Apple Nine Hospitality, Inc for $19,050,000. The sale is anticipated to close by year end.

DURHAM, NORTH CAROLINA—HILTON HOMEWOOD SUITES HOTEL

BALANCE SHEETS

SEPTEMBER 30, 2008 AND 2007

(UNAUDITED)

	2008	2007
ASSETS
INVESTMENT IN HOTEL PROPERTY:
Land	$1,155,800	$1,155,800
Building and Improvements	7,244,283	7,244,283
Furnishings and Equipment	4,199,801	4,066,529

TOTAL	12,599,884	12,466,612
Less: Accumulated Depreciation	(5,344,899)	(4,945,952)

NET INVESTMENT IN HOTEL PROPERTY	7,254,985	7,520,660

Cash and Cash Equivalents	263,072	404,477
Accounts Receivable—Trade	110,156	60,589
Prepaids, Supplies and Other	249,622	197,348
Affiliate Advances	382,853	349,067
Franchise Fees, Net	21,704	24,093
Loan Costs, Net	88,416	92,026

	1,115,823	1,127,600

TOTAL ASSETS	$8,370,808	$8,648,260

LIABILITIES AND MEMBERS’ DEFICIT

LIABILITIES:
Mortgage Payable	$11,591,514	$11,852,151
Accounts Payable	—	29,950
Accrued Expenses	181,252	158,946

TOTAL LIABILITIES	11,772,766	12,041,047
MEMBERS’ DEFICIT	(3,401,958)	(3,392,787)

TOTAL LIABILITIES AND MEMBERS’ DEFICIT	$8,370,808	$8,648,260

DURHAM, NORTH CAROLINA—HILTON HOMEWOOD SUITES HOTEL

STATEMENTS OF MEMBERS’ DEFICIT

NINE MONTH PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

(UNAUDITED)

	2008	2007
Balance, Beginning of Period	$(3,411,797)	$(3,282,696)
Net Income	663,093	541,057
Member Distributions	(653,254)	(651,148)

Balance, End of Period	$(3,401,958)	$(3,392,787)

DURHAM, NORTH CAROLINA—HILTON HOMEWOOD SUITES HOTEL

STATEMENTS OF OPERATIONS

NINE MONTH PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

(UNAUDITED)

	2008	2007
REVENUES:
Rooms	$2,955,065	$3,015,786
Other Operating Departments	94,613	104,805
Other Income	1,999	14,543

TOTAL REVENUES	3,051,677	3,135,134

EXPENSES
Rooms	520,444	524,210
Other Operating Departments	67,369	70,868
General and Administrative	238,436	268,399
Sales and Marketing	304,288	291,283
Property Operations and Energy	183,471	199,444
Property Taxes and Insurance	120,580	85,505
Interest Expense	420,475	628,155
Depreciation and Amortization	300,706	286,465
Management and Royalty Fees	232,815	239,748

TOTAL EXPENSES	2,388,584	2,594,077

NET INCOME	$663,093	$541,057

DURHAM, NORTH CAROLINA—HILTON HOMEWOOD SUITES HOTEL

STATEMENTS OF CASH FLOWS

NINE MONTH PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

(UNAUDITED)

	2008	2007
CASH FLOWS FROM (TO) OPERATING ACTIVITIES:
Net Income	$663,093	$541,057
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation	296,207	281,966
Amortization	4,499	4,499
Change in:
Accounts Receivable—Trade	(66,057)	(17,904)
Prepaids, Supplies and Other	1,406	(900)
Accounts Payable	(9,301)	21,963
Accrued Expenses	83,821	79,081

NET CASH FLOWS FROM OPERATING ACTIVITIES	973,668	909,762

CASH FLOWS TO INVESTING ACTIVITIES:
Purchase of Hotel Property	(102,364)	(126,498)
Land Purchase Deposits	—	(50,000)
Affiliate Advances	(112,250)	(136,664)

NET CASH FLOWS TO INVESTING ACTIVITIES	(214,614)	(313,162)

CASH FLOWS TO FINANCING ACTIVITIES:
Mortgage Loan Curtailments	(208,062)	(131,837)
Member Distributions	(653,254)	(651,148)

NET CASH FLOWS TO FINANCING ACTIVITIES	(861,316)	(782,985)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(102,262)	(186,385)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	365,334	590,862

CASH AND CASH EQUIVALENTS, END OF PERIOD	$263,072	$404,477

SUPPLEMENTAL DISCLOSURES:
Interest Paid	$420,475	$628,155

Apple REIT Nine, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2008 (unaudited)

(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Nine, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Hilton Garden Inn	Twinsburg, OH	$17.8	October 7, 2008
Hilton Garden Inn	Lewisville, TX	28.0	October 16, 2008
Hilton Garden Inn	Duncanville, TX	19.5	October 21, 2008
Residence Inn	Beaumont, TX	16.9	October 29, 2008
Hilton Garden Inn	Allen, TX	18.5	October 31, 2008
Hampton Inn & Suites	Pueblo, CO	8.0	October 31, 2008
Courtyard	Bristol, VA	18.7	November 7, 2008
Homewood Suites	Durham, NC	19.1	December 4, 2008
Hampton Inn	Pittsburgh, PA	20.5	December 31, 2008
Santa Clarita Hotels Portfolio (3 Hotels):
Hampton Inn	Santa Clarita, CA	17.1	October 29, 2008
Residence Inn	Santa Clarita, CA	16.6	October 29, 2008
Fairfield Inn	Santa Clarita, CA	9.3	October 29, 2008
Vista Host Hotels Portfolio (3 Hotels):
Courtyard	Jackson, TN	15.2	December 16, 2008
Hampton Inn & Suites	Jackson, TN	12.6	December 30, 2008
Hampton Inn	Fort Lauderdale, FL	19.3	December 31, 2008

	Total	$257.1

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Texas Western Management Partners, L.P., Dimension Development Company, McKibbon Hotel Group, Inc., Gateway Hospitality Group, Inc., LBAM-Investor Group, L.L.C. and Vista Host, Inc. under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Nine, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Nine, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of September 30, 2008, nor does it purport to represent the future financial position of Apple REIT Nine, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheets of the acquired hotels.

Balance Sheet as of September 30, 2008 (unaudited) (continued)

(In thousands, except share data)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$60,675	$263,737	(A)	$324,412
Cash and cash equivalents	196,030	(194,030	)(C)	2,000
Other assets, net	3,747	2,539	(B)	6,286

Total Assets	$260,452	72,246		$332,698

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$—	$36,215	(B)	$36,215
Accounts payable and accrued expenses	312	3,635	(B)	3,947

Total Liabilities	312	39,850		40,162

Preferred stock, authorized 30,000,000 shares	—	—		—
Series A preferred stock, no par value, authorized 400,000,000 shares	—	—		—
Series B convertible preferred stock, no par value, authorized 480,000 shares	48	—		48
Common stock, no par value, authorized 400,000,000 shares	264,528	32,396	(C)	296,924
Distributions greater than net income	(4,436)	—		(4,436)

Total Shareholders’ Equity	260,140	32,396		292,536

Total Liabilities and Shareholders’ Equity	$260,452	$72,246		$332,698

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The estimated total purchase price for the 15 properties that have been purchased after September 30, 2008 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Twinsburg, OH Hilton Garden Inn	Lewisville, TX Hilton Garden Inn	Duncanville, TX Hilton Garden Inn	Beaumont, TX Residence Inn	Santa Clarita, CA Hampton Inn	Santa Clarita, CA Residence Inn	Santa Clarita, CA Fairfield Inn	Allen, TX Hilton Garden Inn
Purchase price per contract	$17,792	$28,000	$19,500	$16,900	$17,129	$16,600	$9,337	$18,500
Other closing and capitalized costs (credits) incurred	(136)	(1,069)	(82)	86	84	78	76	108
Acquisition fee payable to Apple Suites Realty
Group (2% of purchase price per contract)	356	560	390	338	343	332	187	370

Investment in hotel properties	18,012	27,491	19,808	17,324	17,556	17,010	9,600	18,978
Net other assets/(liabilities) assumed	112	(2,700)	(13,143)	23	(31)	(44)	9	(10,409)

Total purchase price	$18,124	$24,791	$6,665	$17,347	$17,525	$16,966	$9,609	$8,569

(In thousands)	Pueblo, CO Hampton Inn & Suites	Bristol, VA Courtyard	Durham, NC Homewood Suites	Jackson, TN Courtyard	Jackson, TN Hampton Inn & Suites	Fort Lauderdale, FL Hampton Inn	Pittsburgh, PA Hampton Inn	Total Combined
Purchase price per contract	$8,025	$18,650	$19,050	$15,200	$12,600	$19,290	$20,458	$257,031
Other closing and capitalized costs (credits) incurred	81	1,809	74	94	93	122	146	1,564
Acquisition fee payable to Apple Suites Realty
Group (2% of purchase price per contract)	161	373	381	304	252	386	409	5,142

Investment in hotel properties	8,267	20,832	19,505	15,598	12,945	19,798	21,013	263,737	(A)
Net other assets/(liabilities) assumed	(51)	(10,981)	(130)	—	—	24	10	(37,311	)(B)

Total purchase price	$8,216	$9,851	$19,375	$15,598	$12,945	$19,822	$21,023	$226,426

Less: Cash on hand at September 30, 2008 to fund acquisitions								(196,030)
Plus: Working capital requirements								2,000

								(194,030	)(C)

Equity proceeds needed for acquisitions and working capital								$32,396	(C)

(B)	Represents other assets and liabilities assumed in the acquisition of the hotel including, mortgages payable, debt service escrows, operational charges and credits and prepaid or accrued property taxes.

(C)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions and issuance of additional shares.

Apple REIT Nine, Inc.

Pro Forma Condensed Consolidated Statements of Operations (unaudited)

For the year ended December 31, 2007 and nine months ended September 30, 2008

(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Nine, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Hilton Garden Inn	Tucson, AZ	$18.4	July 31, 2008
Homewood Suites	Charlotte, NC	5.7	September 24, 2008
Courtyard	Santa Clarita, CA	22.7	September 24, 2008
Hampton Inn & Suites	Allen, TX	12.5	September 26, 2008
Hilton Garden Inn	Twinsburg, OH	17.8	October 7, 2008
Hilton Garden Inn	Lewisville, TX	28.0	October 16, 2008
Hilton Garden Inn	Duncanville, TX	19.5	October 21, 2008
Residence Inn	Beaumont, TX	16.9	October 29, 2008
Hilton Garden Inn	Allen, TX	18.5	October 31, 2008
Hampton Inn & Suites	Pueblo, CO	8.0	October 31, 2008
Courtyard	Bristol, VA	18.7	November 7, 2008
Homewood Suites	Durham, NC	19.1	December 4, 2008
Hampton Inn	Pittsburgh, PA	20.5	December 31, 2008
Santa Clarita Hotels Portfolio (3 Hotels):
Hampton Inn	Santa Clarita, CA	17.1	October 29, 2008
Residence Inn	Santa Clarita, CA	16.6	October 29, 2008
Fairfield Inn	Santa Clarita, CA	9.3	October 29, 2008
Vista Host Hotels Portfolio (3 Hotels):
Courtyard	Jackson, TN	15.2	December 16, 2008
Hampton Inn & Suites	Jackson, TN	12.6	December 30, 2008
Hampton Inn	Fort Lauderdale, FL	19.3	December 31, 2008

	Total	$316.4

These Pro Forma Condensed Consolidated Statements of Operations also assume all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Texas Western Management Partners, L.P., Dimension Development Company, McKibbon Hotel Group, Inc., Gateway Hospitality Group, Inc., LBAM-Investor Group, L.L.C. and Vista Host, Inc. under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statements of Operations of Apple REIT Nine, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Nine, Inc. are not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed on the latter of January 1, 2007, or the date the hotel began operations nor do they purport to represent the future financial results of Apple REIT Nine, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with, and are qualified in their entirety by the historical Statements of Operations of the acquired hotels.

Pro Forma Condensed Consolidated Statement of Operations (unaudited) (continued)

For the nine months ended September 30, 2008

(In thousands, except per share data)

	Company Historical Statement of Operations	Tucson, AZ Hilton Garden Inn (A)	Chartlotte Lakeside Hotel, L.P. Charlotte, NC Homewood Suites (A)	Santa Clarita, CA Courtyard (A)	Allen Stacy Hotel, Ltd. Allen, TX Hampton Inn & Suites (A)	RSV Twinsburg Hotel, Ltd. Twinsburg, OH Hilton Garden Inn (A)	SCI Lewisville Hotel, Ltd. Lewisville, TX Hilton Garden Inn (A)	SCI Duncanville Hotel, Ltd. Duncanville, TX Hilton Garden Inn (A)		Beaumont, TX Residence Inn (A)
Revenue:
Room revenue	$609	$1,342	$1,505	$2,581	$2,313	$2,823	$3,373	$3,144		$257
Other revenue	110	240	28	318	90	1,116	1,711	1,317		14

Total revenue	719	1,582	1,533	2,899	2,403	3,939	5,084	4,461		271

Expenses:
Operating expenses	416	600	948	1,190	1,022	2,014	2,552	2,210		164
General and administrative	573	409	304	547	176	304	410	313		23
Management and franchise fees	46	155	136	258	165	336	281	374		18
Taxes, insurance and other	20	99	88	233	180	224	290	254		24
Depreciation of real estate owned	267	320	349	801	393	300	1,107	518		76
Interest, net	(1,865)	331	914	816	507	474	837	618		48

Total expenses	(543)	1,914	2,739	3,845	2,443	3,652	5,477	4,287		353
Gain on debt cancellation	—	—	(1,711)	—	—	—	—	—		—
Income tax expense	—	—	—	—	—	—	—	—		—

Net income (loss)	$1,262	$(332)	$505	$(946)	$(40)	$287	$(393)	$174		$(82)

Basic and diluted earnings per common share	$0.13

Weighted average common shares outstanding—basic and diluted	9,705

	Santa Clarita Hotels Portfolio (3 Hotels) (A)	SCI Allen Hotel, Ltd. Allen, TX Hilton Garden Inn (A)	Pueblo, CO Hampton Inn & Suites (A)	Bristol, VA Courtyard (A)	Durham, NC Homewood Suites (A)	Playhouse Square Hotel and Playhouse Parking Associates, L.P. Pittsburgh, PA Hampton Inn (A)	Vista Host Hotels Portfolio (3 Hotels) (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$6,882	$3,151	$1,707	$3,363	$2,955	$3,655	$6,177	$—		$45,837
Other revenue	173	1,005	52	269	97	257	107	—		6,904

Total revenue	7,055	4,156	1,759	3,632	3,052	3,912	6,284	—		52,741

Expenses:
Operating expenses	1,483	2,009	425	1,153	1,076	985	1,808	—		20,055
General and administrative	1,853	292	204	467	238	461	826	750	(B)	8,150
Management and franchise fees	525	361	192	300	233	487	799	—		4,666
Taxes, insurance and other	497	256	86	129	121	189	307	—		2,997
Depreciation of real estate owned	775	377	137	260	301	310	859	(7,150	)(C)	6,493
								6,493	(D)
Interest, net	671	436	74	508	420	352	786	(4,515	)(E)	1,412

Total expenses	5,804	3,731	1,118	2,817	2,389	2,784	5,385	(4,422)		43,773
Gain on debt cancellation	—	—	—	—	—	—	—	1,711	(E)	—
Income tax expense	—	—	—	—	—	—	—	—	(G)	—

Net income (loss)	$1,251	$425	$641	$815	$663	$1,128	$899	$2,711		$8,968

Basic and diluted earnings per common share										$0.33

Weighted average common shares outstanding—basic and diluted								17,588	(F)	27,293

Pro Forma Condensed Consolidated Statement of Operations (unaudited) (continued)

For the year ended December 31, 2007

(In thousands, except per share data)

	Company Historical Statement of Operations	Chartlotte Lakeside Hotel, L.P. Charlotte, NC Homewood Suites (A)	Santa Clarita, CA Courtyard (A)	Allen Stacy Hotel, Ltd. Allen, TX Hampton Inn & Suites (A)	RSV Twinsburg Hotel, Ltd. Twinsburg, OH Hilton Garden Inn (A)	SCI Lewisville Hotel, Ltd. Lewisville, TX Hilton Garden Inn (A)	SCI Duncanville Hotel, Ltd. Duncanville, TX Hilton Garden Inn (A)		Santa Clarita Hotels Portfolio (3 Hotels) (A)
Revenue:
Room revenue	$—	$2,735	$2,019	$2,873	$3,565	$1,198	$3,806		$10,119
Other revenue	—	55	310	106	1,637	652	1,888		386

Total revenue	—	2,790	2,329	2,979	5,202	1,850	5,694		10,505

Expenses
Operating expenses	—	1,501	1,091	1,213	2,626	1,107	2,802		2,372
General and administrative	15	460	464	220	416	195	408		2,254
Management and franchise fees	—	248	205	204	439	100	435		770
Taxes, insurance and other	—	115	169	195	263	122	258		657
Depreciation of real estate owned	—	448	867	551	446	1,099	932		1,215
Interest, net	2	47	612	587	612	690	1,070		1,059

Total expenses	17	2,819	3,408	2,970	4,802	3,313	5,905		8,327
Income tax expense	—	—	—	—	—	—	—		—

Net income (loss)	$(17)	$(29)	$(1,079)	$9	$400	$(1,463)	$(211)		$2,178

Basic and diluted earnings per common share	$(1,684.60)

Weighted average common shares outstanding—basic and diluted	—

	SCI Allen Hotel, Ltd. Allen, TX Hilton Garden Inn (A)	Pueblo, CO Hampton Inn & Suites (A)	Bristol, VA Courtyard (A)	Durham, NC Homewood Suites (A)	Playhouse Square Hotel and Playhouse Parking Associates, L.P. Pittsburgh, PA Hampton Inn (A)	Vista Host Hotels Portfolio (3 Hotels) (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$4,143	$2,063	$4,228	$3,931	$4,326	$7,102	$—		$52,108
Other revenue	1,345	51	378	164	311	90	—		7,373

Total revenue	5,488	2,114	4,606	4,095	4,637	7,192	—		59,481

Expenses
Operating expenses	2,501	629	1,696	1,481	1,231	1,979	—		22,229
General and administrative	405	263	737	362	565	921	1,000	(B)	8,685
Management and franchise fees	472	239	383	317	576	929	—		5,317
Taxes, insurance and other	259	92	150	115	250	398	—		3,043
Depreciation of real estate owned	528	201	346	391	429	867	(8,320	)(C)	7,119
							7,119	(D)
Interest, net	592	231	683	823	480	876	(6,612	)(E)	1,752

Total expenses	4,757	1,655	3,995	3,489	3,531	5,970	(6,813)		48,145
Income tax expense	—	—	—	—	—	—	—	(G)	—

Net income (loss)	$731	$459	$611	$606	$1,106	$1,222	$6,813		$11,336

Basic and diluted earnings per common share									$0.50

Weighted average common shares outstanding—basic and diluted							22,632	(F)	22,632

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2007 for the respective period prior to acquisition by the Company. The Company was initially formed on November 9, 2007, and had no operations prior to that date. Additionally, six properties began operations subsequent to January 1, 2007 and had limited historical operational activity prior to their opening. These properties are as follows: Jackson, Tennessee Hampton Inn & Suites opened in January 2007, Santa Clarita, California Courtyard opened in May 2007, Lewisville, Texas Hilton Garden Inn opened in August 2007, Tucson, Arizona Hilton Garden Inn opened in March 2008, Jackson, Tennessee Courtyard opened in June 2008 and Beaumont, Texas Residence Inn opened in August 2008.

(B)	Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.

(C)	Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E)	Interest expense and gain on debt cancellation related to prior owner’s debt which was not assumed has been eliminated. Interest income has been adjusted for funds used to acquire properties as of January 1, 2007, or the dates the hotels began operations.

(F)	Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the latter of January 1, 2007, or the dates the hotels began operations.

(G)	Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreement put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Nine, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

January 27, 2009